UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2016

Anacor Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34973	25-1854385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2016, the Board of Directors (the “Board”) of Anacor Pharmaceuticals, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (as amended and restated, the “Amended and Restated Bylaws”), effective immediately, adopting a majority voting standard for the election of directors in uncontested elections. Under the Amended and Restated Bylaws, a director nominee shall be elected if the nominee receives a majority of the votes cast with respect to that nominee’s election in an uncontested election at any meeting for the election of directors at which a quorum is present.  In a contested election (where the number of nominees for director exceeds the number of directors to be elected), the directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors.

On June 7, 2016, the Board also adopted a Director Resignation Policy requiring any incumbent director nominee who fails to receive a majority of the votes cast in an election that is an uncontested election to immediately tender his or her resignation to the Board.

The descriptions of the Amended and Restated Bylaws and the Director Resignation Policy set forth above are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and incorporated by reference herein, and to the full text of the Director Resignation Policy, which will be made available on the Company’s website.

Item 5.07.     Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 7, 2016.

At the Annual Meeting, the Company’s stockholders (i) elected, as a Class III Director, Paul L. Berns to serve on the Board until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified, (ii) elected, as a Class III Director, Lucy Shapiro, Ph.D. to serve on the Board until the 2019 Annual Meeting of Stockholders or until her successor is duly elected and qualified, (iii) elected, as a Class III Director, Wendell Wierenga, Ph.D. to serve on the Board until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified, (iv) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016, (v) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”) and (vi) re-approved the Section 162(m) performance goals under the Company’s 2010 Equity Incentive Plan.

The final results of voting on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal		For	Withheld	Broker Non-Votes
1A.	The election, as a Class III Director, of Paul L. Berns to serve on the Board until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified	35,234,469	905,620	5,349,232
1B.	The election, as a Class III Director, of Lucy Shapiro, Ph.D. to serve on the Board until the 2019 Annual Meeting of Stockholders or until her successor is duly elected and qualified	31,975,258	4,164,831	5,349,232
1C.	The election, as a Class III Director, of Wendell Wierenga, Ph.D. to serve on the Board until the 2019 Annual Meeting of Stockholders or until his successor is duly elected and qualified	30,536,249	5,603,840	5,349,232

		For	Against	Abstain	Broker Non-Votes
2.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016	41,259,794	57,769	171,758	—
3.	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement	35,725,368	231,380	183,341	5,349,232
4.	The re-approval of the Section 162(m) performance goals under the Company’s 2010 Equity Incentive Plan	24,010,224	11,990,975	138,890	5,349,232

Item 9.01.                          Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Graeme Bell
		Name:	Graeme Bell
		Title:	Executive Vice President and Chief Financial Officer

Date: June 8, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws